                                                                EXHIBIT 14.(A).1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on
Form S-8 (Nos. 333-139021 and 333-111932) and Form F-3 (No. 333-128847) of our
report dated March 31, 2009, with respect to the consolidated financial statements of Tefron Ltd. included in this Annual Report (Form 20-F) for the year ended December 31, 2008.

Haifa, Israel                                  KOST, FORER, GABBAY and KASIERER

June 30, 2009                               A member of Ernst & Young Global